Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

25 – SUBSEQUENT EVENTS

Share Repurchase Program

On March 24, 2025, the Group announced a six-month extension to its share repurchase program under which the Group may repurchase up to US$2,500,000 of its outstanding Class A ordinary shares until October 9, 2025. The share repurchase program was originally initiated on January 10, 2024 and was previously amended to extend the term until April 9, 2025. In addition, the Board amended the ceiling price from US$5.00 per share to up to $6.00 per share for the share repurchases.

Conversion of Convertible Notes

In March 2025, Convertible Notes Amounting to US$600,000 was converted into Class A ordinary shares with the exercise price of US$1.65.

New Convertible Notes Issued

In March 2025, the Group entered into an additional subscription agreement with certain lenders and pursuant to the terms of the additional subscription agreement, the lenders subscribed for Convertible Notes in an aggregate principal amount of US$2,000,000.

In April 2025, the Group entered into an additional subscription agreement with certain lenders and pursuant to the terms of the additional subscription agreement, the lenders subscribed for Convertible Notes in an aggregate principal amount of US$23,000,000.

Legal Proceedings

On July 19, 2024, the court ruled in favor of the plaintiff regarding our ride-hailing service, but dismissed claims related to our motorcycle-hailing service. The court also issued an order blocking access to our ride-hailing app but clarified that this did not affect other activities. We filed objections to the ruling on October 1, 2024, except for the part related to motorcycle-hailing.

The 14th Civil Chamber of the Istanbul Regional Court of Justice overturned the decision, stating that the expert reports were insufficient and that the court had not properly considered the defendant’s defenses. The case was sent back to the first instance court for retrial.

Following this, the case resumed in the Istanbul 14th Commercial Court. Additionally, a lawsuit filed by the Antalya Chamber of Drivers was combined with the existing case, as both were related. Following this, the İzmir Taxi Association, the Kayseri Taxi Association, the national umbrella organization for all taxi unions in Türkiye, the Turkish Drivers and Automobile Federation, requested intervention in the main Istanbul case. On March 21, 2025, the intervention requests were accepted and a new expert committee is appointed to prepare a new expert report. The hearing is postponed to May 23, 2025.

Subsequently Issued Shares

On January 7, 2025, the Company granted RSUs covering 7,027,884 ordinary shares, for which the vesting is based on a four year service condition, and 2,869,750 fully-vested ordinary shares to the Company’s co-founders in connection with the Company’s achievement of LTIP Event I on August 26, 2024, and 2,976,541 fully-vested ordinary shares to the Company’s cofounders in connection with the Company’s achievement of LTIP Event II on December 12, 2024. The grant-date fair value of ordinary shares on the grant date was US$3.36 per share. The fair market value of an ordinary share on the dates the LTIP Event I and LTIP Event II were achieved were US$2.36 and US$3.09 per share, respectively.